UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2017

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Lindblad Expeditions Holdings, Inc. (the “Company”) was held on June 7, 2017.  As of the record date, April 12, 2017, 45,141,578 shares of the Company’s common stock were outstanding and entitled to vote at the 2017 Annual Meeting. A total of 41,081,294 shares of the Company’s common stock, constituting a quorum, were represented in person or by proxy at the 2017 Annual Meeting.

The Company’s stockholders voted on three proposals at the 2017 Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal No. 1.  Election of Directors: The Company’s stockholders elected L. Dyson Dryden, John M. Fahey, and Catherine B. Reynolds as Class B directors to serve terms expiring at the annual meeting of stockholders to be held in 2020 and until their successors have been duly elected and qualified. The voting results regarding this proposal are set forth below:

Name	For	Withheld	Broker Non-Votes

L. Dyson Dryden	38,179,568	1,050,043	1,851,683
John M. Fahey	39,055,878	173,733	1,851,683
Catherine B. Reynolds	39,059,378	170,233	1,851,683

Proposal No. 2.  Advisory Resolution on Executive Compensation: The Company’s stockholders approved, on an advisory basis, the 2016 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related tables, notes and narrative in the Proxy Statement. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes

39,126,785	45,040	57,786	1,851,683

Proposal No. 3.  The Ratification of the Appointment of the Company’s Independent Registered Certified Public Accounting Firm for Fiscal Year 2017: The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for fiscal year 2017. The voting results regarding this proposal are set forth below:

For	Against	Abstain

41,062,999	8,070	10,225

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

June 7, 2017	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer

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